Virtus Strategic Allocation Fund,

a series of Virtus Equity Trust

Supplement dated November 15, 2018 to the Summary Prospectus,

Statutory Prospectus and Statement of Additional Information,

each dated March 6, 2018, as supplemented

Important Notice to Investors

The Board of Trustees of Virtus Equity Trust (the “Board”), on behalf of Virtus Strategic Allocation Fund, has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) relating to the proposed combination of Virtus Strategic Allocation Fund, a series of Virtus Equity Trust, with and into Virtus Tactical Allocation Fund, also a series of Virtus Equity Trust.

Merging Fund	Surviving Fund
Virtus Strategic Allocation Fund	Virtus Tactical Allocation Fund

Pursuant to the Agreement, Virtus Strategic Allocation Fund will transfer all or substantially all of its assets to Virtus Tactical Allocation Fund in exchange for shares of Virtus Tactical Allocation Fund and the assumption by Virtus Tactical Allocation Fund of all liabilities of Virtus Strategic Allocation Fund. Following the exchange, Virtus Strategic Allocation Fund will distribute the shares of Virtus Tactical Allocation Fund to its shareholders pro rata, in liquidation of Virtus Strategic Allocation Fund.

The merger will be effective on or about January 25, 2019.

Effective at 4:00 PM on January 25, 2019, the Virtus Strategic Allocation Fund will be closed to new investors and additional investor deposits.

Additional information about the merger, as well as information about the Virtus Tactical Allocation Fund, will be distributed to shareholders of the Virtus Strategic Allocation Fund upon completion of the merger.

Investors should retain this supplement with the Prospectuses and Statement of Additional Information for future reference.

VET 8019/StratAllocMerger (11/18)